CERTIFICATE

№.

[  ____________________________

]

For

[____________________

]Shares

Issued to

№. ***********

COMMON SHARES **********

[ ________________________________

]

-----------------------SPECIMAN -------------------------

[ ________________________________

]

[ ________________________________

]

Boxceipts.com , Inc.

Dated

[  _______________________

Organized under the Laws of the State of Nevada

]

Par Value $0.03

From whom transferred

[ ________________________________

THIS CERTIFIES  THAT  *********************  is  the  registered  holder  of *********  Shares  of

]

Dated

the  Capital  Stock  transferable  only  on  the  books  of  the  Corporation  by  the  holder  hereof  in

[

]

person or by Attorney upon surrender of this Certificate properly endorsed.

№. Original

№. Original

№. Shares

Certificate

Shares

Transferred

IN  WITNESS  WHEREOF,   the   said   Corporation   has   caused   this

Certificate  to  be  signed  by  its  duly  authorized  officers  and  its

Received Certificate №.

[_____

]

Corporate  Seal  is  to  be  hereunto  affixed  this  ********  day  of

For

[_____________________

] Shares

**************, A.D. *********

this

[  _______

] day of

[___________

___________________     ____________________

]

[ ________________________________

PRESIDENT

SECRETARY

]

[ ________________________________

]

[

Inpresenceof

Dated

premises.

booksofthewithin

[

anddoherebyirrevocablyconstituteandappoint

[

F

________________________________

________________________________

________________________________

OR

[

V

________________________________

ALUE

R

namedCorporationwithfullpowerofsubstitutioninthe

ECEIVED

__________

___________

___________

_________________

]

]

]

AttorneytotransferthesaidSharesonthe

SharesrepresentedbythewithinCertificate,

[

,

________________________________

[

]

herebysell,assignandtransferunto

]

________

]

[

]